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Exhibit 10.1

FIRST AMENDMENT TO
AMENDED AND RESTATED EMPLOYMENT AGREEMENT

        THIS FIRST AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this "Amendment") is entered into as of this    day of March, 2005 by and between A.D.A.M., Inc., a Georgia corporation (the "Company") and Robert S. Cramer, an individual resident of the State of Georgia ("Employee").

RECITALS

        WHEREAS, the Company and Employee entered into that certain Amended and Restated Employment Agreement, dated as of August 1, 2002 (the "Original Employment Agreement"); and

        WHEREAS, the parties wish to make certain amendments to certain provisions of the Original Employment Agreement and to memorialize such amendments hereby;

        NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

        (1)   The time period "one year" set forth in Section 4.3 of the Original Employment Agreement is hereby replaced with the time period "two years."

        (2)   The time period "one year" set forth in Section 4.4 of the Original Employment Agreement is hereby replaced with the time period "two years."

        (3)   This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        (4)   Except as set forth above, the Original Employment Agreement shall continue as set forth immediately prior to the effectuation of the amendment set forth herein, and by its execution hereof, each of the parties hereto hereby confirms its agreement to the terms of the Original Employment Agreement as amended hereby.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

THE COMPANY		EMPLOYEE
A.D.A.M., INC.		ROBERT S. CRAMER
By:	/s/ FRANCIS J. TEDESCO, M.D.	/s/ ROBERT S. CRAMER
Name:	/s/ FRANCIS J. TEDESCO, M.D.
Title:	Chairman, Compensation Committee of the Board of Directors

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  Exhibit 10.1
FIRST AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT